UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 25, 2021 (May 25, 2021)

OneMain Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-36129	27-3379612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 NW Second Street,

Evansville, Indiana 47708

(Address of principal executive offices)(Zip Code)

(812) 424-8031

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OMF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 Annual Meeting of Stockholders of OneMain Holdings, Inc. (the “Company”) held on Tuesday, May 25, 2021 (the “2021 Annual Meeting”), stockholders holding 125,116,487 shares of the Company’s common stock, par value $0.01 per share, were present in person or by proxy, representing approximately 93.03% of the 134,477,096 shares of the Company’s common stock that were issued and outstanding as of March 31, 2021, the record date for the 2021 Annual Meeting.

At the 2021 Annual Meeting, the following proposals were presented for vote by Company’s stockholders (i) the reelection of Lisa Green Hall, Matthew R. Michelini, and Douglas H. Shulman as Class II directors to serve until the 2024 annual meeting of stockholders, and until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal (the “Director Election Proposal”), (ii) approval of the OneMain Holdings, Inc. Employee Stock Purchase Plan (the “ESPP Proposal”), and (iii) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Ratification of Auditors Proposal”).

The results of stockholder votes cast at the 2021 Annual Meeting were as follows:

1. Director Election Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES
Lisa Green Hall	116,350,165	1,398,252	—	—	—
Matthew R. Michelini	88,892,772	28,855,645	—	—	—
Douglas H. Shulman	103,136,902	14,611,515	—	—	—

2. ESPP Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	BROKER NON-VOTES
	117,543,084	—	182,744	22,589	7,368,070

3. Ratification of Auditors					BROKER
Proposal:	FOR	WITHHELD	AGAINST	ABSTAIN	NON-VOTES
	124,699,145	—	388,560	28,782	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMAIN HOLDINGS, INC.

By:	/s/ Micah R. Conrad
Name:	Micah R. Conrad
Title:	Executive Vice President and Chief Financial Officer

Date: May 27, 2021